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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 29, 2000


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2000, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-11, Mortgage Pass-Through Certificates, Series 2000-11).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-51332                95-4596514
    -------------------              ---------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
  of Incorporation)                 File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
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         On December 29, 2000, CWMBS, Inc. (the "Company") entered into a
Pooling and Servicing Agreement dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-11. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. The Pooling and Servicing Agreement, dated as of December 1, 2000, by and among the Company, CHL and the Trustee.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CWMBS, INC.



                                                   By: /s/ Celia Coulter
                                                      -----------------------
                                                      Celia Coulter
                                                      Vice President



Dated:  February 7, 2001


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                                 Exhibit Index
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Exhibit                                                                Page
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99.1.      Pooling and Servicing Agreement,
           dated as of December 1, 2000, by
           and among, the Company, CHL
           and the Trustee.                                              6



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                                 EXHIBIT 99.1
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